UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               March 7, 2008

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                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                           0-14690                  47-0648386
(State or other jurisdiction of    (Commission File           (IRS Employer
incorporation)                         Number)          Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.     REGULATION FD DISCLOSURE.

     On March 7, 2008, the Registrant issued a press release announcing its upcoming presentation to the investment community at the JPMorgan Aviation and Transportation Conference in New York City, New York on Wednesday, March 19, 2008 at 8:30 A.M. (ET). A copy of the press release is included as an exhibit to this Form 8-K.

     This presentation will be available to the public through a live audio webcast via the internet from the "Investor Information" section of the Registrant's website at www.werner.com. Replays of the webcast will also
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be  accessible on this website.  Details concerning the webcast and replays are included in the exhibit.

     The information in this Form 8-K and the exhibits attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or otherwise subject to the liabilities of that Section 18, nor shall such information be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, (the "Securities Act") or the Exchange Act, unless the Registrant expressly states that such information is to be considered "filed" under the Exchange Act or incorporates such information by specific reference in a Securities Act or Exchange Act filing.

     This current report on Form 8-K and the oral public statements made by a representative of the Registrant during the aforementioned webcast may contain forward-looking statements, which are based on information currently available to our management and are current only as of the date made. Therefore, undue reliance should not be placed on any such forward-looking statement. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 2007. The Registrant assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted. Any such updating or revising may be accomplished through the filing of reports with the SEC, issuance of press releases or by other methods of public disclosure.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibit 99.1    News release issued by the Registrant on March  7,
2008.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      March 7, 2008                By:  /s/ John J. Steele
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                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      March 7, 2008                By:  /s/ James L. Johnson
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                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary